                                                                    EXHIBIT 10.6


                                 Proposal for

                           PROLONG SUPER LUBRICANTS

                                  Prepared by
                                 Connie Boeka

                           National Account Manager
                        West Telemarketing Corporation

                               October 24, 1995

PROGRAM OVERVIEW

The following prices are quoted for a toll-free telemarketing program, wherein 800 toll-free numbers are included in television advertisements. The length of the commercial will be 30 minutes.

Callers will be ordering a Car Care Kit, including Engine Treatment, Transmission Treatment Fuel Conditioners, and Spray Lubricant. Several price points will be tested including $39.95. Credit cards and checks or money orders will be the only acceptable methods of payment.

The program is projected to initiate November of 1995. Call volume is unknown. The client will furnish West Telemarketing a schedule of advertising whenever possible.

As the telemarketing services vendor, West Telemarketing will be responsible for:

A.  Processing calls from advertised 800 telephone numbers;

B.  Capturing the required data;

C.  Supplying daily order and media tracking reports.


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Prolong Super Lubricants                 October 24, 1995                 Page 2

PROGRAM DESIGN

A. A personalized screen will be developed for use by specially trained telephone representatives.


B.  Possible information to be captured in each call will include:

    1.  Name
    2.  Address (including Apartment Number -- always verified)
    3.  City
    4.  State
    5.  Zip Code
    6.  Phone Number
    7.  Media Source (via 800#)
    8.  Credit Card Information
    9.  Upsell Question -- To Be Determined
    10. Standard Closing and Delivery -- "Thank you for calling."

C. Test calls will be routinely conducted to ensure efficiency and accuracy throughout the program.

D. Incoming calls will be received via West's shared line network, to afford the maximum capacity required in broadcast promotions.

E. The phones will be answered in the shared environment with the standard greeting, "This is Mary, may I help you?"

F.  All addresses will be verified for increased accuracy.

G.  Calls will be processed 24 hours a day, 7 days per week.

H.  Orders will be transferred to a fulfillment company of choice.

I.  Standard daily reports will be provided for evaluation and follow-up.


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Prolong Super Lubricants                  October 24, 1995                Page 3

PRICING

                                                             U.S.         CANADA
                                                        -------------     ------
A.  Cost Per Call Capture
--  ---------------------

    1. Name, address, apartment, city, state, zip          $1.03           $1.39
    2. Caller's phone number                                 .12             .16
    3. Credit card request                                   .07             .09
    4. Credit card information, (type, number,
    expiration date and on-line verification)                .37             .50
    5. Upsell, special closing and special scripting
    to be determined by actual time at $.019 per
    second U.S. and $.026 per second Canadian           Based on time
    6. Yes/No Questions (one sentence)                       .12             .16

B.  Inquiry Calls
--  -------------

    A. Documented Inquiry                                  $ .94            1.27
    B. Inquiry Calls (Non data capture)                      .71             .96

C.  Customer Service Calls
--  ----------------------

    1. Documented -- includes name, address, city,
    state, zip, apartment, phone, time, date, phone
    agent, plus a brief description of customer
    service problem                                        $1.39            1.88
    2. Refer customer to phone number                        .84            1.13
    3. Refer customer to address                             .94            1.27

D.  Authorization Services
--  ----------------------

    1. Credit card authorization                           $ .16
    2. Credit card authorization thru Transnet/Litle         .02

E.  Other information
--  -----------------

    1. Age or date of birth                                $ .12             .16
    2. Male/Female                                           .03             .04
    3. Shipto clarification question (required
    for any screen which includes shipto option)             .12             .16
    4. Shipto name, address                                  .84            1.13

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Prolong Super Lubricants                   October 24, 1995               Page 4

F.  Information Transfer Options
--  ----------------------------

    Electronic Transmission (per record)                            $     .02
    (Minimum per Transmission $5.00)

    Hard copy reports (excluding standard source reports)
    -per report + postage                                                5.00

    Magnetic Tape (300 ft.) -- per tape + postage                       12.00

    3 1/2" diskette or 5 1/4" floppy per diskette                        8.00

    Reruns of order/lead records, per day required                      20.00

G.  Labels
--  ------

    3" x 15/16" (5 rows)                                            $     .03
    3" x 1 1/4" (8 rows)                                                  .04
    3" x 5"    (15 rows)                                                  .07
    UCC forms                                                             .09
    C.O.D.                                                                .06

H.  Administrative Charges
--  ----------------------

    Account set up fee
      First product                                                    500.00
      Each additional product                                          250.00
    Special programming (per hour)                                      80.00
    Security deposit         Required (may be reviewed,
                             based on credit check)
    Monthly minimum (per product)                                    2,500.00
    Program minimum                                                  5,000.00
    Postage                                                          At cost

    Terms                    Net 14 days

All elements of this proposal are guaranteed for thirty days from the date of the proposal, unless:

A.  AT&T increases the tariffed rates for 800 service, or
B.  There is an increase in the minimum wage standard.

________________________________________________________________________________
Prolong Super Lubricants                     October 24, 1995             Page 5

Telemarketing Agreement
-----------------------

WEST TELEMARKETING CORPORATION cannot be held responsible for any claims of special, indirect or consequential damages to include specifically, but without limitation; loss of revenues or anticipated profits, loss of use, cost of replacement services; claims of customers or any third party, and/or other damages resulting from acts of God, natural disaster or any other cause uncontrollable by WEST TELEMARKETING CORPORATION.

At WEST TELEMARKETING CORPORATION, we understand the importance of proving daily, the value of our service. Furthermore, we feel that if we are not producing the results that you expect, that you should have the right to discontinue our services at any time. Therefore, this agreement may be canceled with 30 days prior written notification, by either party.

I hereby authorize WEST TELEMARKETING CORPORATION to begin account set-up, and acknowledge the terms set forth in this agreement.

Accepted By:  PROLONG SUPER LUBRICANTS, INC.

By:  /s/ ELTON ALDERMAN
------------------------------------
         Elton Alderman, President

         October 24, 1995
------------------------------------
(date)

                                        Prepared by:

                                        /s/ ^^ [ILLEGIBLE SIGNATURE] ^^
                                        ------------------------------------

                                               10-24-95
                                        ------------------------------------
                                        (date)

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Prolong Super Lubricants                October 24, 1995                  Page 6